Exhibit 10.27
SECURITY AGREEMENT
(EQUIPMENT)
I. Grant of Security Interest. The undersigned, Synergetics, Inc. (“Debtor”), for value received, hereby sells, assigns, transfers, conveys and mortgages to The Industrial Development Authority of St. Charles County, Missouri (“Secured Party”) and grants Secured Party a continuing security interest in all of Debtor’s right, title and interest in and to the following described property, all accessories and parts now or hereafter affixed or appertaining thereto or used in connection therewith and all additions, accessions and substitutions thereto or therefor and all proceeds (including without limitation insurance proceeds), products, rents and profits thereof, whether cash or non-cash, immediate or remote (collectively, the “Collateral”):
all personal property, whether now owned or hereafter acquired by Debtor, and used or intended to be used in the possession, occupation or enjoyment thereof, and all replacements, additions and substitutions thereof and thereto, including (but not limited to) all furniture, furnishings and equipment to secure the payment of (i) any and all indebtedness, liabilities and obligations of Debtor to Secured Party under that certain Guarantor Agreement dated as of September 1, 2002 from the Debtor, William L. Bates, Gregg D. Scheller and Kurt W. Gampp, Jr. for the benefit of the Secured Party (the “Guaranty”), (ii) any and all indebtedness, liabilities and obligations of Debtor under this Security Agreement, and (iii) any and all costs of collection, legal expenses and attorneys’ fees and expenses incurred by Secured Party upon the occurrence of an Event of Default under this Agreement, in collecting or enforcing payment of any such indebtedness, liabilities or obligations or in preserving, protecting or realizing on the Collateral hereunder or in representing Secured Party in connection with bankruptcy or insolvency proceedings (hereinafter collectively referred to as the “Obligations”).
II. Possession of Collateral. Until an Event of Default has occurred under this Agreement, Debtor may have possession of the Collateral and use the same in any lawful manner not inconsistent with this Agreement or with any policy of insurance covering any of the Collateral.
III. Covenants. Debtor hereby represents, warrants, covenants and agrees that: (1) it is duly organized, validly existing and in good standing under the laws of the State of Missouri, (2) it has full corporate power and authority to borrow money from Secured Party and to grant to Secured Party the security interest in the property hereby stated to be granted, (3) the officers of Debtor executing this Agreement have been duly elected and qualified and have been duly authorized and empowered to execute, deliver and perform the terms of this Agreement on behalf of Debtor and (4) the execution, delivery and performance of this Agreement by Debtor do not and will not violate any of the terms or provisions of the Articles or Certificate of Incorporation or By-Laws of Debtor; (5) the execution, delivery and performance of this Agreement by Debtor do not and will not violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Debtor or the terms of any indenture, agreement, document, instrument or undertaking to which Debtor is a party or by which it is bound; (6) if Debtor shall have advised Secured Party that any of the Collateral is being acquired with any of the proceeds of any of the Obligations, such proceeds may be disbursed by Secured Party directly to the seller of such Collateral; (7) unless otherwise consented to in writing by Secured Party, the Collateral (i) is and will be kept at Debtor’s principal place of business, the address thereof being that shown at the end of this Agreement, (if mobile equipment or equipment of a type normally used in more than one location, remaining there when not in use), (ii) is not of a type normally used in more than one state and will not be so used, (iii) will not be attached or affixed in any manner to or become a part of any real estate or other personal property apart from other items of the Collateral and (iv) is in the exclusive possession and control of Debtor; (8) it has full title to the Collateral, and will at all times keep the Collateral free and clear of any and all liens, claims and encumbrances whatsoever other than the security interest hereunder, security interests currently in effect in favor of Union Planters Bank, N.A. or Heller Financial, Inc.; (9) no financing statement (other than any which may have been filed on behalf of Secured Party, Union Planters Bank, N.A. or Heller Financial, Inc.) covering any of the Collateral is on file in any public office; (10) Debtor will from time to time, on request of Secured Party, execute and deliver or authorize the filing of such financing statements and other documents and instruments and do such other acts and things, all as Secured Party may request, to establish and maintain a valid and perfected security interest in the Collateral to secure the payment of the Obligations, including, without limitation, the execution of applications for certificates of ownership or title naming Secured Party as first lienholder and the delivery of such certificates to Secured Party and Debtor hereby authorizes the filing of financing statements under the Uniform Commercial Code in connection with the security interest granted hereunder; (12) it will reimburse Secured Party for all costs incident to perfecting, maintaining or terminating the security interest granted hereby, including filing and recording fees, fees for obtaining and transferring certificates of title and all taxes and legal and clerical fees and expenses paid or incurred by Secured Party in connection with any of the foregoing; (13) it will not sell, transfer, lease or otherwise dispose of or offer to dispose of any of the Collateral or any interest therein except with the prior written consent of Secured Party and Bondowner Consent as defined in that certain Indenture of Trust dated as of September 1, 2002 between the Secured Party and UMB Bank, N.A., as Trustee; (14) it will at all times keep the Collateral in first class order and repair, excepting any loss, damage or destruction which is fully covered by proceeds of insurance, and will not use the Collateral in violation of any law, regulation or insurance policy; (15) it will pay promptly when due all taxes and assessments on the Collateral or for its use or operation or upon this Agreement or any Obligation or with respect to the perfection of any security interest or other lien hereunder (except as otherwise provided by law); (16) it will at all times keep the Collateral insured against loss, damage, theft and other risks, in such amounts and companies and under policies in such form, all as shall be satisfactory to Secured Party, which policies shall provide that loss thereunder shall be payable to Secured Party and shall provide for thirty (30) days’ minimum written notice of cancellation or amendment to Secured Party and that coverage in favor of Secured Party will not be impaired in any way by any act, omission or default of Debtor or any other person (and Secured Party may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Secured Party may determine) and such policies and certificates thereof shall, if Secured Party so requests, be deposited with Secured Party; (17) Secured Party may examine and inspect the Collateral or any part thereof, wherever located, at any reasonable time or times; (18) it shall notify Secured Party in writing at least fifteen (15) days in advance of its new name and the effective date of its name change before changing its name; (19) it shall give Secured Party fifteen (15) days’ advance written notice of any change of its principal place of business and of the cessation of maintenance of any other place of business of Debtor; and (20) it shall immediately notify Secured Party in writing of any change of location of any of the Collateral to any location other than Debtor’s principal place of business.
IV. Additional Actions by Secured Party. Secured Party, at its option, may from time to time perform any agreement of Debtor hereunder which Debtor shall fail to perform and take any other action which Secured Party deems necessary for the maintenance or preservation of any of the Collateral or its interest therein (including, without limitation, the discharge of taxes or liens of any kind against the Collateral or the procurement of insurance or the payment of warehousing charges, landlord’s bills or other charges), and Debtor agrees to forthwith reimburse Secured Party for all costs and expenses incurred by Secured Party in connection with the foregoing, together with interest thereon at a rate per annum equal to the lesser of Twenty Percent (20%) or the highest rate allowed by law from the date incurred until reimbursed by Debtor. Secured Party may for the foregoing purposes act in its own name or that of Debtor and may also so act for the purposes of adjusting, settling or cancelling any policy of insurance on the Collateral or endorsing any draft received in connection therewith, in payment of a loss or otherwise, for all of which purposes Debtor hereby grants to Secured Party its power of attorney, irrevocable during the term of this Agreement. This power of attorney shall not be affected by the subsequent disability or incapacity of the Debtor and shall in all respects constitute a durable power of attorney.

V. Defaults. The occurrence of any of the following events or conditions shall constitute an “Event of Default” hereunder: (a) non-payment of any principal of or interest on any of the Obligations owed by Debtor to Secured Party within fifteen days of the date when the same shall become due and payable, whether by reason of demand, acceleration or otherwise; (b) default by Debtor in the due performance or observance of any of the terms, provisions, covenants or agreements contained in this Agreement for a period of 30 days after written notice of such default has been given to Debtor by Secured Party during which time such default is neither cured by Debtor nor waived in writing by the Secured Party, provided that, if the failure stated in the notice cannot be corrected within said 30-day period, Secured Party may, with Bondowner Consent, consent in writing to an extension of such time prior to its expiration if corrective action is instituted by Debtor within the 30-day period and diligently pursued to completion; (c) any representation or warranty made by Debtor in this Agreement shall prove to be untrue or incorrect in any material respect; (d) loss, theft, damage, destruction, sale or encumbrance to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon; or (e) any event of default shall occur under or within the meaning of the Guaranty or under any agreement, document or instrument (including any guaranty) evidencing or securing any of the Obligations secured hereby.
VI. Remedies. Upon the occurrence of an Event of Default: (a) notwithstanding any provision contained in any agreement secured hereby to the contrary, Secured Party shall be under no further obligation to make any further advances required by such agreement; (b) Secured Party may, by written notice to Debtor effective upon mailing or delivery, declare the principal of and the interest on the Obligations of Debtor to Secured Party to be forthwith due and payable, whereupon all such indebtedness, liabilities and other obligations shall become forthwith due and payable, notwithstanding any other terms thereof or hereof; (c) whether or not such indebtedness, liabilities or other obligations are declared to be forthwith due and payable, Secured Party shall have the right to take immediate possession of the Collateral covered hereby, and, for that purpose may pursue the same wherever said Collateral may be found, and may enter upon any of the premises of Debtor with or without force or process of law, wherever said Collateral may be or may be supposed to be, and search for the same, and, if found, take possession of and remove and sell and dispose of said Collateral, or any part thereof; and (d) Secured Party may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant state or states and any other applicable law upon default by a debtor. Debtor shall, upon Secured Party’s request, assemble the Collateral and make the Collateral available to Secured Party at any place designated by Secured Party which is reasonably convenient to Debtor.
VII. Foreclosure. Foreclosure on the Collateral covered hereby may be had at public or private sale or sales, disposing of such portion or portions of the Collateral at each such sale, for cash or on credit, on such terms, at such place or places, and with or without the Collateral being present at such sale, all as Secured Party in its sole and absolute discretion shall determine from time to time. In the case of public sale, notice thereof shall be deemed and held to be adequate and reasonable if such notice shall appear three (3) times in a newspaper published in the City or County wherein the sale is to be held, the first such publication being at least ten (10) days before such sale and the last such publication being not more than three (3) days before such sale. In the case of a private sale, notice thereof shall be deemed and held to be adequate and reasonable if such notice shall be mailed to Debtor at its last known address at least ten (10) days before such sale. The enumeration of these methods of notice shall not be deemed or construed to render unreasonable any other method of notice which would otherwise be reasonable under the circumstances.
VIII. Application of Proceeds and Deficiency. Secured Party may apply the net proceeds of any sale, lease or other disposition of the Collateral, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking, holding, preparing for sale, selling, leasing or the like of the Collateral on Debtor’s premises, or elsewhere, or in any way related to Secured Party’s rights thereunder (including, without limitation, attorneys’ fees and expenses, court costs, bonds and other legal expenses, insurance, security guard and alarm expenses incurred in connection with the holding of the Collateral, advertisements of sale of the Collateral, and rental and utilities expense on the premises or elsewhere in connection with storage and sale of the Collateral) to the payment, in whole or in part, of the Obligations of Debtor to Secured Party, whether due or not due, absolute or contingent, and only after payment by Secured Party of any other amounts required by any existing or future provision of law (including Section 9-504(1)(c) of the Uniform Commercial Code or any comparable statutory provision of any jurisdiction in which any of the Collateral may at the time be located) need Secured Party account to Debtor for the surplus, if any. Debtor shall remain liable to Secured Party for the payment of any deficiency, with interest.
IX. Secured Party’s Care of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if it takes such action for that purpose as Debtor requests in writing, but failure of Secured Party to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of Secured Party to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.
X. Amendments; Waivers; Remedies Cumulative. No delay on the part of Secured Party in the exercise of any right hereunder shall operate as a waiver thereof and no single or partial exercise by Secured Party of any right shall preclude other or further exercise thereof or the exercise of any other right. Each and every right granted to Secured Party hereunder, under any other security agreement, note, loan agreement, mortgage, pledge or other instrument, document or agreement, or at law or in equity, shall be deemed cumulative and may be exercised from time to time. Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver whatsoever shall be valid unless in writing and signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. This Agreement may not be amended except by a writing duly signed by Debtor and Secured Party. The headings of the paragraphs hereof shall not be considered in the construction or interpretation of this Agreement.
XI. Durable Power of Attorney. Debtor hereby makes, constitutes and appoints Secured Party the true and lawful agent and attorney-in-fact of Debtor with full power of substitution to do any and all things necessary and take such action in the name and on behalf of Debtor to carry out the intent of this Agreement, including, without limitation, the grant of the security interest granted under this Agreement and to perfect and protect the security interest granted to Secured Party in respect to the Collateral and Secured Party’s rights created under this Agreement, which power of attorney is irrevocable during the term of this Agreement. Debtor agrees that neither Secured Party nor any of its shareholders, directors, officers, employees, agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any error of judgment or mistake of fact or law in respect to the exercise of any power of attorney provided for under this Agreement. This power of attorney shall not be affected by the subsequent disability or incapacity of the Debtor and shall in all respects constitute a durable power of attorney.
XII. Notices. All notices provided for in this Agreement shall be in writing and shall be deemed to have been given when delivered personally or when deposited in the United States mail, registered or certified mail, return receipt requested and postage prepaid, addressed as follows, or to such other address as may hereafter be designated in writing by the respective parties hereto: if to Secured Party to 5988 Mid Rivers Mall Drive, St. Charles, Missouri 63304, Attention: President, and if to Debtor, to the address of the principal place of business of Debtor listed at the end of this Agreement.
XIII. Applicable Law and Severability. It is the intention of the parties hereto that this Agreement is entered into pursuant to the provisions of the Uniform Commercial Code as it is in force in the State of Missouri (the “Code”). Any applicable provisions of the Code, not specifically included herein, shall be deemed a part of this Agreement in the same manner as if set forth herein at length; and any provisions of this Agreement that might in any manner be in conflict with any provision of the Code shall be deemed to be modified so as not to be inconsistent with the Code. In all respects this Agreement and all transactions, assignments and transfers hereunder, and all the rights of the parties, shall be governed as to validity, construction, enforcement and in all other respects by the laws of the State of Missouri. To the extent any provision of this Agreement is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of this Agreement.
XIV. Successors and Assigns; Other Obligations; Duration of Security Interest. This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their respective heirs, executors, administrators, personal representatives, successors and assigns, except that Debtor may not assign any of its rights or delegate any of its obligations under this Agreement. Nothing contained in this Agreement shall be deemed or held to impair or limit in any way the enforcement of the terms of any instrument evidencing any indebtedness, liability or other obligation of Debtor to Secured Party. This Agreement shall continue in full force and effect and the security interest granted hereby and all of the representations, warranties, covenants and agreements of Debtor hereunder and all of the terms, conditions and provisions hereof relating thereto shall continue to be fully operative until such time as (a) Debtor shall have paid or caused to be paid, or otherwise discharged, all Obligations to Secured Party and (b) there shall be no remaining obligation of Secured Party to advance funds to Debtor under any loan agreement or credit agreement or otherwise. Debtor expressly agrees that to the extent a payment or payments to Secured Party, or any part thereof, are subsequently invalidated, declared to be void or voidable or set aside and are required to be repaid to a trustee, custodian, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.
XV. Guaranty to Prevail. In the event of any conflict between the provisions of this Agreement and the Guaranty, the provisions of the Guaranty shall prevail.
XVI. Miscellaneous. The neuter pronoun, when used herein, shall include the masculine and feminine and also the plural. If this Agreement is not dated when executed by Debtor, Secured Party is authorized, without notice to Debtor, to date this Agreement.
XVII. Changes in Organization. Debtor agreements to immediately notify the Secured Party and UMB Bank, N.A., as Trustee in writing if Debtor changes its place of formation, changes its form of organization, changes its name or takes any other action which could affect the property location for filing of Uniform Commercial Code financing statements or continuation statements or which could render existing filings seriously misleading or invalid and promptly deliver to the Secured Party or UMB Bank, N.A., as Trustee such additional information or documentation regarding such change as such parties may reasonably request for the purpose of amending and/or refilling, at the expense of the Debtor , as may be reasonably determined to be necessary by the Secured Party or UMB Bank, N.A., as Trustee and their respective counsel.
XVIII. Entire Agreement. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT THE DEBTOR AND THE SECURED PARTY FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS THE DEBTOR AND THE SECURED PARTY REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE SECURED PARTY AND THE DEBTOR, EXCEPT AS THE SECURED PARTY AND THE DEBTOR MAY LATER AGREE IN WRITING TO MODIFY IT.
     IN WITNESS WHEREOF, Debtor has executed this Security Agreement at St. Charles, Missouri as of this first day of September, 2002.

SYNERGETICS, INC. (Debtor)

By: /s/ Kurt W. Gampp

Title: EXECUTIVE VICE PRESIDENT

Address of Principal Place of Business of Debtor:

88 Hubble Drive O’Fallon, Missouri 63304